UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 2, 2009

LIN TV Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31311	05-0501252

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

LIN Television Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25206	13-3581627

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Richmond Square, Suite 200, Providence, Rhode Island 02906

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:           (401) 454-2880

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities

On October 2, 2009, LIN TV Corp. (the “Company”) completed the acquisition of RM Media LLC, formerly Red McCombs Media, LP (“RMM”), an online advertising and media services company based in Austin, Texas.  The acquisition was effected through the merger of RMM with and into Primeland Television, Inc., an indirect wholly owned subsidiary of the Company (“Primeland”).  The aggregate consideration paid by the Company in connection with the merger was approximately $7.9 million, which was comprised of approximately $1.2 million paid in cash, $4.5 million paid in the form of shares of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock”), and approximately $2.2 million in the form of an unsecured promissory note.  In addition, in connection with the transaction Primeland assumed an aggregate of approximately $2.8 million of RMM’s existing indebtedness and satisfied certain expenses incurred by RMM and its former owners.

As part of the merger consideration, the Company issued 933,610 shares of Common Stock to the former owners of RMM, at $4.82 per share, for an aggregate value of $4,500,000.  The Common Stock was issued in the transaction pursuant to a private placement in reliance upon the exemption from registration under Rule 506 of the Securities Act of 1933, as amended (the “Securities Act”) and/or pursuant to Section 4(2) of the Securities Act.

Item 7.01.  Regulation FD Disclosure.

The press release issued by the Company on October 6, 2009 announcing the transaction is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K is being furnished to the SEC and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liabilities of that Section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1               Press Release, dated October 6, 2009 announcing the closing of the transaction.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, each of LIN TV Corp. and LIN Television Corporation, have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIN TV Corp.
LIN Television Corporation

Date: October 6, 2009	By: /s/ Nicholas A. Mohamed
Name:   Nicholas A. Mohamed
Title:     Vice President and Controller